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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 25, 1997 incorporated by reference in ADC Telecommunications, Inc's. Form 10-K for the year ended October 31, 1997 (File No. 0-1424) and to all references to our Firm included in this registration statement.


                                        /s/  ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
October 27, 1998